UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2012

REYNOLDS AMERICAN INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

336-741-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2012, Reynolds American Inc. (“RAI”) entered into the First Amendment to Credit Agreement and First Amendment to Subsidiary Guarantee Agreement (the “First Amendment”) with the lending institutions and the subsidiary guarantors listed on the respective signature pages thereof, and JPMorgan Chase Bank, N.A., as Administrative Agent for the lending institutions. The First Amendment amends the Credit Agreement, dated as of July 29, 2011, among RAI, the agents, lending institutions and other parties named therein (the “Credit Agreement”), as well as the Subsidiary Guarantee Agreement, dated as of July 29, 2011, entered into by certain of RAI’s subsidiaries (the “Guarantors”) in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders under the Credit Agreement (the “Subsidiary Guarantee Agreement”). The Credit Agreement provides for a $750 million senior unsecured revolving credit facility (which may be increased to $1 billion at the discretion of the lenders upon the request of RAI) and matures July 29, 2015. RAI’s obligations under the Credit Agreement are guaranteed by the Guarantors pursuant to the Subsidiary Guarantee Agreement.

The First Amendment amends certain defined terms and provisions in the Credit Agreement and Subsidiary Guarantee Agreement in order to provide for the further guarantee by the Guarantors of RAI’s obligations to the lenders and affiliates thereof under certain designated swap, forward, future or derivative transactions or options or similar agreements from time to time entered into between RAI and such lenders or affiliates.

The First Amendment is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated herein by reference. This summary of the provisions of this exhibit is qualified in its entirety by reference to such exhibit.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance-Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10

First Amendment to Credit Agreement and First Amendment to Subsidiary Guarantee Agreement, dated as of March 27, 2012, among Reynolds American Inc. and the lending institutions and subsidiary guarantors listed on the respective signature pages thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     April 2, 2012

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name: McDara P. Folan, III
Title: Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10

First Amendment to Credit Agreement and First Amendment to Subsidiary Guarantee Agreement, dated as of March 27, 2012, among Reynolds American Inc. and the lending institutions and subsidiary guarantors listed on the respective signature pages thereof.